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Supplement to the currently effective Prospectus for each of the listed funds

Scudder Variable Series I

o    21st Century Growth Portfolio

o    Balanced Portfolio

o    Bond Portfolio

o    Capital Growth Portfolio

o    Global Discovery Portfolio

o    Growth and Income Portfolio

o    International Portfolio

o    Money Market Portfolio


Scudder Variable Series II

o    Scudder Growth Portfolio

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.



December 4, 2001